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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2007

              (Exact name of registrant as specified in its charter)


                             UNION BANKSHARES, INC.

(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)        Identification Number)
Vermont                             001-15985                 03-0283552

(Address of principal executive offices)
20 Main St., P.O. Box 667              (Zip Code)
Morrisville, VT                        05661-0667

Registrant's telephone number, including area code:  (802) 888-6600

          (Former name or former address, if changed since last report)
                                  Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02: Results of Operations and Financial Condition

      As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

     On July 25, 2007, Union Bankshares, Inc. mailed its Second Quarter 2007 unaudited Report to Shareholders, a copy of which is furnished with this Form 8-K as Exhibit 99.1, presenting information concerning our results of operations and financial condition for our second quarter ended, June 30, 2007 and the declaration of a regular quarterly dividend.

Item 9.01: Financial Statements and Exhibits

The following Exhibit, referred to in Item 2.02 of the Report is furnished, not filed; herewith:

      c) Exhibit:
         99.1 Union Bankshares, Inc. Second Quarter Report to Shareholders mailed July 25, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Union Bankshares, Inc.

July 25, 2007                          /s/ Marsha A. Mongeon
                                       ----------------------------------------
                                       Marsha A. Mongeon, Chief Financial
                                       Officer

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                                 EXHIBIT INDEX

      99.1 Union Bankshares, Inc., Second Quarter Report to Shareholders mailed July 25, 2007.